UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2004

PACIFICARE HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31700	95-4591529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Plaza Drive, Cypress, California 90630-5028

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (714) 952-1121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 15, 2004, PacifiCare Health Systems, Inc. (“PacifiCare”) and its wholly-owned subsidiary, Ashland Acquisition Corp. (the “Merger Subsidiary”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with American Medical Security Group, Inc. (“AMS”) pursuant to which PacifiCare agreed to acquire AMS through a merger between the Merger Subsidiary and AMS, subject to satisfaction of conditions to closing.

In connection with the announcement of the merger, on September 15, 2004, PacifiCare conducted a telephone conference call for investors and analysts. The transcript of the call is filed as Exhibit 99.1 to this Current Report.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this Current Report, including the transcript of the telephone conference call attached as Exhibit 99.1, that are not historical facts, including those made by Howard Phanstiel and Samuel Miller, are forward-looking statements within the meaning of the Federal securities laws, and may involve a number of risks and uncertainties. Such forward-looking statements include, but are not limited to, the companies’ ability to execute growth strategies, the perceived benefits of the acquisition, the ability to diversify PacifiCare’s business, the expectations about the timing and receipt of regulatory and shareholder approvals, statements regarding plans, objectives and expectations with respect to future operations, products and services and future performance and net income guidance for PacifiCare for 2005. These risks and uncertainties include, but are not limited to: those found in documents filed by PacifiCare and AMS, respectively, with the Securities and Exchange Commission; the ability to implement certain growth or diversification strategies; our ability to consummate the merger; the ability to obtain the expected operating efficiencies in the merger within the expected time frame and to integrate successfully into its operations; risks that such integration may be more difficult or costly than expected; revenue following the transaction and other actual results associated with the acquisition of AMS that could differ from the perceived benefits; customer loss and business disruption may be greater than expected in the transaction; and required regulatory approvals for the transaction may not be obtained on a timely basis or may be subject to certain conditions. Neither PacifiCare nor AMS undertake to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

PacifiCare and AMS and their respective officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of AMS with respect to the transactions contemplated by the merger agreement between PacifiCare and AMS. Information regarding the companies’ officers and directors is included in their respective Definitive Proxy Statements for their 2004 Annual Meetings of Stockholders filed with the Securities and Exchange Commission in April 2004. These documents are available free of charge at the Securities and Exchange Commission web site at www.sec.gov, from PacifiCare at pacificare.com and from AMS at eAMS.com. Investors and security holders may obtain more detailed information about who may be deemed participants in the solicitation of proxies by reading the AMS proxy statement when it becomes available.

Furthermore, investors and security holders of AMS are urged to read AMS’ proxy statement regarding the proposed merger when it becomes available. It will contain important information about the merger and the transactions contemplated by the Merger Agreement. Investors and securities holders of AMS may obtain a free copy of AMS’ proxy statement when it is available and other documents filed with the Securities and Exchange Commission at the Commission’s web site at www.sec.gov. AMS’ proxy statement and these other documents may also be obtained for free from AMS at eAMS.com.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Transcript of the telephone conference call held on September 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: September 15, 2004	By:	/s/ PETER A. REYNOLDS
Peter A. Reynolds Senior Vice President and Corporate Controller (Principal Accounting Officer)

INDEX TO EXHIBITS

99.1	Transcript of the telephone conference call held on September 15, 2004.